ASSIGNMENT & ASSUMPTION AGREEMENT

THIS AGREEMENT made as of the 21st day of January, 2008

BETWEEN:

PROTEUS MINING LIMITED, of is 2 New Square, Lincoln's Inn, London, United Kingdom WC2A 3RZ
(the "**Assignor**")

OF THE FIRST PART

AND:

BUCKINGHAM EXPLORATION INC., of 502-1978 Vine Street, Vancouver, BC V6K 4S1
(the "**Assignee**")

OF THE SECOND PART

AND:

PIKES PEAK ENERGY LLC., of 1580 Lincoln St., Ste. 700 Denver CO 80203-1501
(the "**Optionor**")

OF THE THIRD PART

AND:

ALPHA BETA URANIUM INC., a company incorporated in the State of Colorado
(the "**Designated Assignee**")

OF THE FOURTH PART

WHEREAS:

A. By an option agreement dated August 1, 2007 between the Optionor and the Assignor, as amended by agreement entitled "Option Agreement – Amendment and Settlement" dated October 30, 2007 (together the "**Option Agreement**") between the Optionor and the Assignor, the Optionor granted the Assignor the option (the "**Option**") to acquire a 100% undivided interest in certain mineral claims situated in Colorado, (the "**Claims**") as set out

described therein, subject to the Royalty and Success Payments as described therein, to be paid the Optionor;

B. The Option Agreement anticipated that following the exercise of the Option, the Optionor would enter into a closing (the "**Closing**") at which time the Optionor would cause the Claims to be transferred from the name of the Optionor to one or more subsidiaries of the Assignor (therein referred to as the "**Designated Subsidiaries**") at which time the Designated Subsidiaries would enter into a Quitclaim Deed and Royalty Agreement, in the form set out in the Option Agreement and thereby grant to the Optionor the Royalty;

C. The Assignor and the Assignee entered into an agreement dated August 16, 2007 (the "**LOI**") pursuant to which the Assignee made certain payments to the Assignor and which agreement anticipated a subsequent formal option agreement being entered into by the Assignor and the Assignee (the "**Formal Option Agreement**");

D. On October 30, 2007 the Assignor exercised the Option; and

E. The Assignor, Assignee and Optionor have agreed to enter into an assignment & assumption agreement assigning the Option Agreement to the Assignee in place of entering into the Formal Option Agreement and to superscede the LOI.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration outlined below, the parties hereto agree as follows:

DEFINITIONS

1. Capitalized terms not defined herein shall have the meaning as set out in the Option Agreement.

ASSIGNMENT

2. The Assignor assigns to the Assignee all of its right, title and interest in the Option Agreement and the Claims and all benefits to be derived therefrom subject to the payment of the Royalty, the Success Payments, and the observance and performance of the terms and conditions of the Option Agreement on the part of the Assignee.

CONSIDERATION

3. The consideration for the Assignor assigning to the Assignee the Assignor's interest in the Claims and the Option Agreement shall be the following:

(a) $1,575,000 on or before 5:00 p.m. (PDST) on or before October 30, 2007 (which the Assignor and the Assignee agree have been paid);

(b) the Maintenance Costs as provided in the Option Agreement (which the Assignee and the Assignor agree have been paid);

(c) $15,000 payable on or before the signing of this Agreement and payable by the issuance of a promissory note, in a form satisfactory to the Assignor or by bank draft or wire transmission;

(d) 3,000,000 fully paid and non assessable common shares in the capital stock of the Assignee (the "Assignee Shares"), free from all liens, charges and other type of encumbrance (but subject to Regulation S promulgated under the United State Securities Act of 1933, as amended) to be issued and delivered to Assignor at the signing of this Agreement and delivery of a signed Certificate of Non-US Shareholder hereby attached as Schedule A; and

(e) the delivery of the Quitclaim Deed and Royalty Agreement in respect of the Claims (the "Deed"), in the form as set out in the Option Agreement, duly executed by the Optionor and the Designated Assignee of the Assignee (as described in Section 4.2) on or before the Closing.

CLOSING AND DESIGNATED ASSSIGNEE

4.1 The Closing, as defined in the Option Agreement, is to occur at the signing of this Agreement.

4.2 The Assignee declares that there is only one Designated Subsidiary under the Option Agreement, and that entity is the Designated Assignee, and the Designated Assignee confirms such designation.

4.3 The Optionor and the Assignor acknowledge that the Assignee has declared the Designated Assignee to be the sole Designated Subsidiary under the Option Agreement.

4.4 The Optionor represents that the Option Agreement is in full force and effect and that the Option has been exercised by the Assignor and that the Assignor is not required to make any other payment to the Optionor in order for the Optionor to transfer title in the Claims to the Designated Assignee.

REPRESENTATIONS AND WARRANTIES

5.1 The Assignor represents that it is a corporation in good standing in the place of its incorporation, that it has the lawful right and corporate authority to enter into and carry out its obligations under this Agreement and that the person signing on behalf of Assignor has the authority to bind Assignor to the terms and conditions of this Agreement.

5.2 The Assignor represents that the Option Agreement is in full force and effect.

5.3 The Assignor represents that the Option has been exercised.

5.4 The Assignor represents that the Closing has not previously occurred.

5.5 The Assignor represents that it has not previously transferred its right to the Option Agreement or the Option and the Assignor has not granted to anyone an option or other right to acquire any rights under the Option Agreement or the Option (except for the rights granted in the LOI).

5.6 The Optionor represents that it is a corporation in good standing in the place of its incorporation, that it has the lawful right and corporate authority to enter into and carry out its obligations under this Agreement and that the person signing on behalf of Optionor has the authority to bind Optionor to the terms and conditions of this Agreement.

5.7 The Assignee represents that it is a corporation in good standing in the place of its incorporation, that it has the lawful right and corporate authority to enter into and carry out its obligations under this Agreement and that the person signing on behalf of Assignee has the authority to bind Assignee to the terms and conditions of this Agreement.

5.8 The Designated Assignee represents that it is a corporation in good standing in the state of Colorado, that it is a wholly owned subsidiary of the Assignee, that it has the lawful right and corporate authority to enter into and carry out its obligations under this Agreement, and that the person signing the Deed on behalf of the Designated Assignee has the authority to bind Designated Assignee to the terms and conditions of the Deed.

REPRESENTATIONS AND WARRANTIES SURVIVE

6.1 The representations and warranties of each of the parties shall survive the completion of the assignment of the Option Agreement and the Claims.

RELEASE OF THE ASSIGNOR

7.1 The Optionor releases and discharges the Assignor from:

(1) the performance of any obligations under or in respect of the Royalty and Deed which arise on or after the Closing; and

(2) any action, claim and demand it has, or would have had, against the Assignor under or in respect of the Royalty or Deed which arise on or after the Closing.

AGREEMENT TO BE BOUND

8.1 The Assignee acknowledges the Option Agreement contains certain obligations of the Assignor and the Assignee hereby covenants to perform all the obligations of the Assignor to be performed under the Option Agreement, and to assume all liabilities of the Assignor under the Option Agreement, to the same extent as if the Option Agreement had been originally executed by the Assignee, including, but not restricted to, paying the Success Payments and causing the Designated Assignee to execute the Deed and pay the Royalty to the Optionor.

8.2 The Designated Assignee covenants to assume all obligations and liabilities of the Assignor under the Deed and to pay the Royalty to the Optionor.

MISCELLANEOUS

9.1 Scope of the Assignment. The Option Agreement continues in full force and effect as if the assignment of the Option and the resulting variations to the Option Agreement effected by this Agreement had been included in the Option Agreement.

9.2 Entire Agreement. This is the entire agreement between the Assignor and the Assignee and this Agreement supersedes and replaces the LOI.

9.3 Amendment, Waiver. There shall be no modification, amendment, change or alteration of this Agreement which shall be recognized as valid and binding on the parties unless it is reflected in a written instrument executed by all parties. Neither party shall be construed to have waived any of its rights or interests in this Agreement due to a failure to assert a claim it has a right to make.

9.4 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado and the federal laws of the United States applicable therein, and the courts of the State of Colorado shall have exclusive jurisdiction of any dispute arising under this Agreement.

9.5 Headings. The headings in this Agreement are inserted only for convenience and shall not control or affect the meaning or construction thereof.

9.6 Severability. In the event one or more of the provisions of this Agreement or any other instrument related hereto is held invalid or unenforceable, the other provisions of this

Agreement or other instruments shall not be affected and shall remain valid and enforceable between the parties with respect to its subject matter.

9.7 Notice. All notices required or permitted in this Agreement, in order to be effective, must be delivered in person or mailed by certified mail, return receipt requested, and correctly addressed:

If to the Optionor:
PIKES PEAK ENERGY LLC
1580 Lincoln St., Ste. 700
Denver CO 80203-1501

If to the Assignor:
PROTEUS MINING LIMITED
2 New Square, Lincoln's Inn
London WC2A 3RZ

If to the Assignee or Designated Assignee:
BUCKINGHAM EXPLORATION INC.
502-1978 Vine Street
Vancouver, BC V6K 4S1

With a copy (which shall not constitute notice) to:

BACCHUS CORPORATE AND SECURITIES LAW
Suite 1820, Cathedral Place, 925 W. Georgia St.
Vancouver, British Columbia, V6C 3L2

All notices shall be effective upon actual receipt.

9.8 Currency. All references to $ or dollars is a reference to the currency of the United States.

9.9 Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts. Each counterpart when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

9.10 Legal Fees. The Assignor shall be responsible for paying its legal fees incurred in the preparation of this Agreement, the Assignee shall be responsible for paying its legal fees incurred in the preparation of this Agreement and the Optionor shall be responsible for paying its legal fees incurred in the preparation of this Agreement.

IN WITNESS WHEREOF, the parties have caused the signatures of their authorized representatives to be set forth below:

PIKES PEAK ENERGY, LLC	PROTEUS MINING LIMITED
By: [signature]	By: ______________
Its: President.	Its: ______________

BUCKINGHAM EXPLORATION INC.	ALPHA BETA URANIUM INC.
By: [signature]	By: [signature]
Its: PRESIDENT.	Its: PRESIDENT.

9.10 Legal Fees. The Assignor shall be responsible for paying its legal fees incurred in the preparation of this Agreement, the Assignee shall be responsible for paying its legal fees incurred in the preparation of this Agreement and the Optionor shall be responsible for paying its legal fees incurred in the preparation of this Agreement.

IN WITNESS WHEREOF, the parties have caused the signatures of their authorized representatives to be set forth below:

PIKES PEAK ENERGY, LLC	PROTEUS MINING LIMITED
By: ______________________	By: A. Hedgefield [signature]
Its: ______________________	Its: Company Secretary

BUCKINGHAM EXPLORATION INC.	ALPHA BETA URANIUM INC.
By: ______________________	By: ______________________
Its: ______________________	Its: ______________________

SCHEDULE A

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of the Assignee Shares to the undersigned, pursuant to this Agreement entered into on January 21, 2008, among The Assignee, Assignor and Designated Assignee, the undersigned Assignor hereby agrees, acknowledges, represents and warrants that:

1. the undersigned is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (**"U.S. Securities Act"**) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2. none of the Assignee Shares have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3. the Assignor understands and agrees that offers and sales of any of the Assignee Shares prior to the expiration of a period of one year after the date of original issuance of the Assignee Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4. the Assignor understands and agrees not to engage in any hedging transactions involving any of the Assignee Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5. the Assignor is acquiring the Assignee Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Assignee Shares in the United States or to U.S. Persons;

6. the Assignor has not acquired the Assignee Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Assignee Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Assignee Shares; provided, however, that the Assignor may sell or otherwise dispose of the Assignee Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7. the statutory and regulatory basis for the exemption claimed for the sale of the Assignee Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8. the Assignee has not undertaken, and will have no obligation, to register any of the Assignee Shares under the U.S. Securities Act;

9. the Assignee is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Assignor contained in the Agreement and this Certificate, and the Assignor will hold harmless The Assignee from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Assignee not being true and correct;

10. the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Assignee Shares and, with respect to applicable resale restrictions, is solely responsible (and Assignee is not in any way responsible) for compliance with applicable resale restrictions;

11. the undersigned and the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Assignee in connection with the acquisition of the Assignee Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Assignee without unreasonable effort or expense;

12. the books and records of Assignee were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Assignee Shares under the Agreement have been made available for inspection by the undersigned, the undersigned's attorney and/or advisor(s);

13. the undersigned:

(a) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the "International Jurisdiction") which would apply to the acquisition of the Assignee Shares;

(b) the undersigned is acquiring the Assignee Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Assignee Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c) the applicable securities laws of the authorities in the International Jurisdiction do not require Assignee to make any filings or seek any

approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Assignee Shares; and

(d) the acquisition of the Assignee Shares by the undersigned does not trigger:

(i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii) any continuous disclosure reporting obligation of Assignee in the International Jurisdiction; and

the undersigned will, if requested by Assignee, deliver to Assignee a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of Assignee, acting reasonably;

14. the undersigned (i) is able to fend for itself in connection with the acquisition of the Assignee Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Assignee Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

15. the undersigned is not aware of any advertisement of any of the Assignee Shares and is not acquiring the Assignee Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

16. no person has made to the undersigned any written or oral representations:

(a) that any person will resell or repurchase any of the Assignee Shares;

(b) that any person will refund the purchase price of any of the Assignee Shares;

(c) as to the future price or value of any of the Assignee Shares; or

(d) that any of the Assignee Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Assignee Shares on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Assignee on the OTC Bulletin Board;

17. none of the Assignee Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Assignee Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Assignee on the OTC Bulletin Board;

18. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Assignee Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Assignee Shares;

19. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Assignee Shares;

20. the Assignee Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

21. the undersigned acknowledges and agrees that Assignee shall refuse to register any transfer of Assignee Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

22. the undersigned understands and agrees that the Assignee Shares will bear the following legend:

> "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").
>
> NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

23. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

PROTEUS MINING LIMITED:

A. Greenfield
Signature

Date: 21 January, 2008

ANDREW GREENFIELD
Print Name

Company Secretary
Title

2 New Square
Address
Lincoln's Inn
London